UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 1, 2024
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Open Text Corporation
(Exact name of Registrant as specified in its charter)
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Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	OTEX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.
On May 1, 2024, Open Text Corporation (“OpenText” or the “Company”) completed the divestiture of its Application Modernization and Connectivity business (the “AMC Group”) to Rocket Software, Inc. and Rocket Software UK Limited (collectively, “Rocket”) pursuant to the Purchase Agreement, dated November 28, 2023 (the “Agreement”) between the Company and Rocket. Pursuant to the terms and subject to the conditions set forth in the Agreement, OpenText agreed to divest, directly and indirectly through certain subsidiaries, the AMC Group and Rocket has agreed to purchase, directly and indirectly through certain subsidiaries, the same and generally assume all liabilities related to the AMC Group, subject to certain exceptions (such transactions collectively, the “Transaction”), for an all-cash purchase price of US$2.275 billion, before taxes, fees and other adjustments. The Company intends to use the net proceeds from the Transaction to prepay outstanding principal balances on the Company’s Term Loan B and the Acquisition Term Loan (each as defined in the Company’s Annual Report on Form 10-K for the year ended June 30, 2023).
The foregoing summary of the Agreement is subject to, and qualified in its entirety by, the text of the Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on November 28, 2023 and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure
On May 1, 2024, the Company issued a press release announcing the completion of the Transaction, a copy of which is furnished as Exhibit 99.1 hereto. The information furnished pursuant to this Item 7.01, including Exhibit 99.1, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.
Item  9.01    Financial Statements and Exhibits
(b)Pro Forma Financial Information
The following unaudited pro forma condensed consolidated financial information of OpenText, giving effect to the Transaction, is included as Exhibit 99.2 to this Current Report on Form 8-K:
•Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2023
•Unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended June 30, 2023
•Unaudited Pro Forma Condensed Consolidated Statements of Income for the six months ended December 31, 2023
•Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information
The unaudited pro forma condensed consolidated financial information included in this Current Report on Form 8-K has been presented for informational and illustrative purposes only. It does not purport to represent the actual results of operations that the Company would have achieved had the AMC Group been disposed during the periods presented in the unaudited pro forma condensed consolidated financial information and is not intended to project the future results of operations or financial condition of the Company.

(d)Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 1, 2024.
99.2	Unaudited pro forma condensed consolidated financial information of OpenText.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

May 1, 2024	By:	/s/ Michael F. Acedo
Michael F. Acedo Executive Vice-President, Chief Legal Officer & Corporate Secretary